Exhibit 99.1

iFresh Shareholders Approve All Resolutions at Special Meeting of Stockholders

NEW YORK, September 10, 2019 -- iFresh, Inc. ("iFresh" or "the Company") (NASDAQ: IFMK), a leading Asian American grocery supermarket chain and online grocer, announced its shareholders have approved all resolutions at its Special Meeting of Stockholders (the “Meeting”) which was held at iFresh office, 2-39 54th Avenue, Long Island City, New York, NY 11101 on September 5, 2019, including the approval of all matters relating to its proposed acquisition transaction (the “Acquisition”) with Xiaotai International Investment Inc.(“Xiaotai”).

The matters approved at the meeting include the following:

1.	The Acquisition Proposal --- to adopt the Share Exchange Agreement and to approve the Acquisition of Xiaotai contemplated by such agreement;

2.	The Spin-off Proposal --- to adopt the Share Purchase Agreement and to approve the Spin-off of Company’s existing business and operations to GO Fresh 365, Inc. contemplated by such agreement;

3.	The Reverse Split Proposal --- to approve and adopt an amendment to our Certificate of Incorporation (“Charter Amendment”) to affect the Reverse Split of our issued and outstanding Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to December 31, 2019, with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion;

4.	The Capital Increase Proposal --- to approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company has authority to issue from 100,000,000 to 1,000,000,000 and the number of shares of Preferred Stock that the Company has authority to issue from 1,000,000 to 10,000,000; and consequently, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 101,000,000 to 1,010,000,000;

5.	The Name Change Proposal --- to approve the Charter Amendment to change the Company’s corporate name to “Terran Financial Services Group”;

6.	The Election of Directors Proposal --- to elect five Director Nominees to serve on the Company’s Board until the next annual shareholders meeting or until their successors are duly elected and qualified; and

7.	The Adjournment Proposal --- to approve the adjournment of the special meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Acquisition Proposal and Spin-off Proposal.

About Xiaotai International Investment Inc. (“Xiaotai”)

Xiaotai, through its wholly owned subsidiaries, is a financial technology and information services company that operates an internet lending information intermediary platform providing investors access to a variety of loan products initiated by borrowers in China’s peer-to-peer lending industry. The loan products currently facilitated on Xiaotai’s platform generally range from one-month to twenty-four months. They are unsecured loans lent based on a borrower’s creditworthiness and assessed repayment ability. Through its internet lending information intermediary platform, Xiaotai connects individual investors with individual and small business borrowers. Xiaotai currently conducts its business operations exclusively in China.

Supported by its proprietary finance technology, Xiaotai developed the Zhizi risk control system, which is a comprehensive risk control system and entitles Xiaotai to receive a Level III Certificate for Protection of State Information Security awarded by the PRC Ministry of Public Security, the highest level of recognition granted to non-bank institutions in the finance industry for stringent information security management and risk controls. Leveraging its advanced finance technology and innovative, reliable risk control procedures in serving borrowers and investors through its website and mobile applications, it provides efficient and effective solutions to address largely underserved personal financing and investment demands of the rapidly-growing middle class population in China.

About iFresh, Inc.

iFresh Inc. (NASDAQ:IFMK), headquartered in Long Island City, New York, is a leading Asian American grocery supermarket chain and online grocer on the east coast of U.S. With nine retail supermarkets along the US eastern seaboard (with additional stores in Glen Cove, Miami and Connecticut opening soon), and two in-house wholesale businesses strategically located in cities with a highly concentrated Asian population, iFresh aims to satisfy the increasing demands of Asian Americans (whose purchasing power has been growing rapidly) for fresh and culturally unique produce, seafood and other groceries that are not found in mainstream supermarkets. With an in-house proprietary delivery network, online sales channel and strong relations with farms that produce Chinese specialty vegetables and fruits, iFresh is able to offer fresh, high-quality specialty produce at competitive prices to a growing base of customers. For more information, please visit: http://www.ifreshmarket.com/.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed transactions; the business plans, objectives, expectations and intentions of the parties once the transactions are complete, and the Company’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. All information provided in this press release is as of the date hereof. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the outcome of any legal proceedings that have been, or will be, instituted against IFMK or other parties to the Share Exchange Agreement and the Share Purchase Agreement following the announcement of the Share Exchange Agreement and Share Purchase Agreement and transactions contemplated therein; the ability of the Company to meet NASDAQ listing standards following the transactions and in connection with the consummation thereof; the inability to complete the transactions contemplated by the Share Exchange Agreement and Share Purchase Agreement due to the failure to obtain approval of the stockholders of IFMK or Keybank or other closing conditions to; risks that the proposed transactions disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Share Exchange Agreement and consummation of the transactions described therein; costs related to the proposed Acquisition and Spin-Off; changes in applicable laws or regulations; the ability of the post-restructure company to meet its financial and strategic goals, due to, among other things, competition, the ability of the post-restructure company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-restructure Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC. IFMK's SEC filings are available publicly on the SEC's website at www.sec.gov. IFMK disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

At the Company:

iFresh, Inc.

Email: herinyin@newyorkmart.com

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